Exhibit 10.16


                               EXTENSION AGREEMENT

         This Agreement is entered into as of August 1, 2001, by and among Global Capital Securities Corporation ("GCAP"), a Colorado corporation, and Sutton Online, Inc. ("Sutton Online"), a Delaware corporation.

         WHEREAS, GCAP and Sutton Online, Inc. have entered into an agreement dated March 23, 2001 whereby Sutton, Inc. operates as a franchisee of GCAP for the purpose of operating a branch office of GCAP (the "Franchise Agreement"), a copy of which is attached hereto; and

         WHEREAS, GCAP has entered into an agreement to sell a controlling interest in Sutton Online to Siegel, his affiliates and/or designees; and

         WHEREAS GCAP and Sutton Online desire to enter into this Agreement to modify the Franchise Agreement;

         THEREFORE, upon receipt of good and valuable consideration, the parties agree as follows:

         1. Paragraph 12.1 of the Franchise Agreement shall be amended to read as follows:

                  12.1 This Agreement shall become effective as of the date first appearing herein and will continue in effect for a period of one(1) year unless sooner terminated as provided in this agreement. Franchisee shall have the right to extend this Agreement for an additional six (6) months by providing written notice of such intent to extend 60 days prior to the end of the one-year term. In the event that this Agreement is extended for such six-month term, GCAP shall be entitled to receive as compensation under this Agreement the greater of $20,000 per month or the compensation as would be payable under the Franchise Agreement as written.

         2. In all other respects, the Franchise Agreement shall remain in force as written.


                                          GLOBAL CAPITAL SECURITIES CORPORATION



                                          By: /s/ MARTIN SUMICHRAST
                                              ----------------------------------
                                              Martin Sumichrast


                                          SUTTON ONLINE, INC.


                                          By: /s/ JONATHAN D. SIEGEL
                                              ----------------------------------
                                              Jonathan D. Siegel